UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 17, 2005

                               BURKE MILLS, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                             56-0506342
------                                          ----------------
(Commission File No.)                    (I.R.S. Employer  Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02  -  Results of Operations and Financial Condition.

The Company issued a press release on November 14, 2005 reporting its operating results for the quarter ended October 1, 2005. The text of the press release is included in this report as an exhibit.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

         (c) Exhibits. See Exhibit No. 99.1, Press Release issued November 14, 2005, attached hereto.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 16, 2005                 BURKE MILLS, INC.


                                         By:/s/Thomas I. Nail
                                         --------------------------
                                         Thomas I. Nail
                                         President and COO

                                  EXHIBIT INDEX


Exhibit No.        Description of Exhibit

99.1               Press Release issued November 14, 2005

EXHIBIT 99.1

                                BURKE MILLS, INC.
                                   VALDESE, NC
                                  PRESS RELEASE

                   BURKE MILLS ANNOUNCES THIRD QUARTER RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and thirty-nine weeks ended October 1, 2005.

Net sales for the third quarter decreased by 6.4% to $5,769,000 compared to $6,162,000 for the third quarter of 2004. Pounds shipped decreased by 12.8%. Although pounds shipped declined by 12.8%, sales dollars were supported by price increases and a decline in commission sales (the dyeing of yarn owned by the customer).

The company recorded a net loss of $601,000 for the thirteen week period compared to a net loss of $322,000 for the same period of 2004. This resulted in a net loss per share of $0.22 compared to a net loss per share of $0.12 in 2004.

Net sales for the nine months were basically equal. Pounds shipped decreased by 2.6%. Although sales were about equal for the nine months, only the first quarter was a strong sales quarter. The second and third quarter sales were less than 2004. The Company's customers continue to experience strong competition in upholstery from imports.

The company recorded a net loss for the three quarters of $1,567,000 compared to a net loss of $867,000 in 2004. This resulted in a net loss per share of $0.57 compared to a net loss per share of $0.32 in 2004.

            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                  (Unaudited)
                              Thirteen Weeks Ended      Thirty-Nine Weeks Ended
                              ----------------------    -----------------------
                                           Restated                   Restated
                               Oct. 1        Oct. 2        Oct. 1      Oct. 2
                                2005         2004          2005          2004
                              --------     --------      --------    ----------
Net Sales                    $5,769,161   $6,162,105   $19,486,380  $19,472,684

Costs and Expenses
  Cost of Sales               5,810,051    6,118,987    19,397,540   18,815,596
                             -----------  -----------  ------------ -----------
  Gross Profit (Loss)        $  (40,890)      43,118        88,840      657,088

  Selling, General and
    Administrative Expenses     565,039      532,202     1,743,551    1,731,390
    Gain on disposal
    of property                   3,124          -0-       103,748        4,023
                             -----------  -----------  ------------ -----------
Operating Loss                 (602,805)    (489,084)   (1,550,963)  (1,070,279)
                             -----------  -----------  ------------ -----------
Other Income
  Interest Income                 1,461          339         4,881          806
  Other, net                        305           30           791       28,772
                             -----------  -----------  ------------ -----------
Total Other Income                1,766          369         5,672       29,578
                             -----------  -----------  ------------ -----------
Other Expenses
  Interest Expense                  -0-          303           244        1,046
  Other Net                         -0-          -0-           -0-       12,580
                             -----------  -----------  ------------ -----------
Total Other Expenses                -0-          303           244       13,626

Loss before Benefit of Income
  Taxes & Equity in Net
  Loss of Affiliate            (601,039)    (489,018)   (1,545,535)  (1,054,327)

Income Tax Benefit                  -0-      (76,000)          -0-     (394,000)
                             -----------  -----------  ------------ ------------

Loss before Equity in Net
  Loss of Affiliate            (601,039)    (413,018)   (1,545,535)    (660,327)
Equity in Net Earnings/
   (Loss) of Affiliate              -0-       91,288       (21,314)    (206,892)
                             -----------  -----------  ------------ ------------
Net Loss                       (601,039)    (321,730)   (1,566,849)    (867,219)

Retained Earnings at Beginning
   of Period                  3,909,886    6,037,350     4,875,696    6,582,839
                             -----------  -----------  ------------ ------------
Retained Earnings at End
   of Period                 $3,308,847   $5,715,620   $ 3,308,847   $5,715,620
                             ==========   ==========   ===========   ==========
Basic and Diluted
Loss Per Share               $   (0.22)   $   (0.12)   $    (0.57)   $   (0.32)
                             ==========   ==========   ===========   ==========
Dividends Per Share of
   Common Stock                 None         None          None          None
                             ==========   ==========   ==========    ==========
Weighted Average Common
  Shares Outstanding          2,741,168    2,741,168    2,741,168     2,741,168
                             ==========   ==========   ==========    ==========


                            CONDENSED BALANCE SHEETS
                                                October 1       January 1
                                               (Unaudited)        2005
                                                --------        --------
             ASSETS
Current Assets
  Cash and cash equivalents                   $   297,284    $   316,745
  Accounts receivable                           3,225,598      3,064,365
  Inventories                                   1,785,388      1,640,983
  Prepaid expenses and other current assets       103,490        112,580
                                             ------------    -----------
Total Current Assets                            5,411,760      5,134,673
                                             ------------    -----------
Equity Investment in Affiliate                       -0-         196,300
                                             ------------    -----------
Property, plant & equipment - at cost         29,778,232      29,848,475
  Less: accumulated depreciation              24,598,213      23,724,193
                                             ------------    -----------
       Property, Plant and Equipment- Net      5,180,019       6,124,282
                                             ------------    -----------
Other Assets                                      16,575          16,575
                                             ------------    -----------
Total Assets                                 $10,608,354     $11,471,830
                                             ============    ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                            $ 2,051,650     $ 1,465,630
  Accrued salaries and wages                      172,370          89,847
  Other liabilities and accrued expenses          154,967         120,137
                                                ----------    -----------

        Total Current Liabilities               2,378,987       1,675,614
                                              -----------     -----------
Total Liabilities                             $ 2,378,987     $ 1,675,614
                                              -----------     -----------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding - 2,741,168 shares 1,809,171        1,809,171
  Paid-in capital                              3,111,349        3,111,349
  Retained earnings                            3,308,847        4,875,696
                                             -----------      -----------
         Total Shareholders' Equity            8,229,367        9,796,216
                                             -----------      -----------
Total Liabilities and Shareholders' Equity   $10,608,354      $11,471,830
                                             ===========      ===========


Burke Mills, Inc., is a processor of dyed, twisted, and textured yarns for the automotive, home and contract upholstery markets. The Company employs approximately 159 people.